SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[_]

Check the appropriate box:
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[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials

RONSON CORPORATION
________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SEC 1913 (3-99)

RONSON CORPORATION
Corporate Park III
Campus Drive Post Office Box 6707
Somerset, New Jersey 08875

___________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 27, 2001

___________________________________

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ronson Corporation (the "Company") will be held at the Quality Inn, 1850 Easton Avenue, Somerset, New Jersey, on November 27, 2001, at 10 o'clock a.m. (Eastern Standard Time) for the following purposes:

         1. To elect three (3) directors;

         2. To approve the adoption of the Ronson Corporation 2001 Incentive Stock Option Plan;

         3. To ratify the appointment of Demetrius & Company, L.L.C., as independent auditors for the Company for the year 2001; and

to consider and act upon such other business which may properly come before the Meeting.

         The Board of Directors has fixed the close of business on October 10, 2001, as the time as of which the stockholders of record entitled to notice of and to vote at the Meeting will be determined.

         You are cordially invited to attend the Meeting in person or to send a proxy so that your shares may be represented. Even though you have sent a proxy, if you attend the Meeting in person, you may revoke the proxy and vote your shares in person.

         A proxy is enclosed with this notice, together with a postage-paid return envelope. Please sign and date the proxy and mail it in the return envelope.

Justin P. Walder Secretary

Dated: October 25, 2001

RONSON CORPORATION
Corporate Park III
Campus Drive Post Office Box 6707
Somerset, New Jersey 08875

___________________________________

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 27, 2001

___________________________________

         The enclosed proxy is solicited by the Board of Directors (the "Board") of Ronson Corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on November 27, 2001, at 10 o'clock a.m. (Eastern Standard Time), at the Quality Inn, 1850 Easton Avenue, Somerset, New Jersey, and at any adjournment thereof. The Meeting has been called for the following purposes:

         1. To elect three (3) directors;

         2. To approve the adoption of the Ronson Corporation 2001 Incentive Stock Option Plan;

         3. To ratify the appointment of Demetrius & Company, L.L.C., as independent auditors for the Company for the year 2001; and

to consider and act upon such other business which may properly come before the Meeting.

         Stockholders are requested to date and execute the enclosed form of proxy and return it in the postage-paid return envelope provided. If the enclosed proxy is signed and returned prior to the Meeting, it will be voted, unless subsequently revoked, in accordance with the specification made thereon or, if no specification is made, in accordance with the recommendations of management. The enclosed proxy may be revoked at any time prior to the voting thereof by notifying the Secretary of the Company in writing of the revocation or by filing with the Secretary another duly executed proxy bearing a later date. Even though you have sent a proxy, if you attend the Meeting in person, you may revoke the proxy and vote your shares in person. Under New Jersey law, your attendance at the Meeting by itself does not revoke your proxy, a written notice of revocation filed with the Secretary of the Meeting prior to the voting of the proxy is also necessary.

         This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 25, 2001. The expenses of preparing, assembling, printing and mailing these proxy materials will be paid by the Company.

         The Company will also reimburse brokers, fiduciaries and nominees for the cost of forwarding proxies and proxy statements to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may also solicit proxies in person, by telephone or by telegraph. Directors and officers of the Company who may also solicit proxies will receive no additional compensation for rendering such services. To assist in the solicitation of proxies from all stockholders, including brokers, bank nominees, institutional holders and others, the Company has engaged Morrow & Co. of New York City for a fee estimated to be approximately $3,500 plus out of pocket expenses.

Quorum and Voting

         The Company has outstanding only one class of voting securities, Common Stock. Each share of Common Stock is entitled to one vote. Only stockholders of record at the close of business on October 10, 2001, are entitled to vote at the Meeting. There were 3,456,457 shares of the Company's Common Stock outstanding at the close of business on October 10, 2001.

         The affirmative vote of holders of a majority of the Company's Common Stock present at the Meeting in person or by proxy is required to elect three (3) Company directors, to approve the adoption of the Ronson Corporation 2001.

Incentive Stock Option Plan, and to ratify the appointment of Demetrius & Company, L.L.C., as the Company's independent auditors for the year 2001, provided that a quorum, consisting of at least a majority of the Company's outstanding Common Stock, is present.

Principal Holders of the Company's Voting Securities

         Set forth below are the persons who, to the best of management's knowledge, own beneficially more than five percent of any class of the Company's voting securities, together with the number of shares so owned and the percentage which such number constitutes of the total number of shares of such class presently outstanding:

Title of      Name and Address of                            Amount and Nature of        Percent of
Class         Beneficial Owner                               Beneficial Ownership          Class
-----         ----------------                               --------------------          -----
Common        Louis V. Aronson II .....................          875,899 (1)(2)         25.1% (1)(2)
              Campus Drive
              P.O. Box 6707
              Somerset, New Jersey 08875

Common        Ronson Corporation
              Retirement Plan .........................          171,300 (2)             5.0% (2)
              Campus Drive
              P.O. Box 6707
              Somerset, New Jersey 08875

Common        Carl W. Dinger III ......................          413,666 (3)            12.0% (3)
              7 Lake Trail West
              Morristown, New Jersey 07960

Common        Steel Partners II, L.P. .................          316,199 (4)             9.2% (4)
              750 Lexington Avenue
              27th Floor
              New York, New York 10022

Common        Howard M. Lorber ........................          269,340 (5)             7.8% (5)
              70 East Sunrise Highway
              Valley Stream, New York 11581

_______________________________

(1)  Includes 30,000 shares of Common Stock issuable to Mr. L.V. Aronson upon exercise of stock options held by Mr.
       L.V. Aronson under the Ronson Corporation 1996 Incentive Stock Option Plan.

(2)  The Ronson Corporation Retirement Plan ("Retirement Plan") is the beneficial owner of 171,300 shares. The shares held by the Retirement Plan are voted by the Retirement Plan's trustees, Messrs. L.V. Aronson and Ganz. If the shares held by the Retirement Plan were included in Mr. L.V. Aronson's beneficial ownership, Mr. L.V. Aronson's beneficial ownership would be 1,047,199 shares, or 30.0% of the class. If the shares held by the Retirement Plan were included in Mr. Ganz's beneficial ownership, Mr. Ganz's beneficial ownership would be 200,942 shares, or 5.8% of the class. The Retirement Plan's holdings were reported in 1988 on Schedule 13G, as amended September 22, 1997.

(3)  413,666 common shares owned directly. This information was provided to the Company by Mr. Dinger. Mr. Dinger has provided the Company's Board of Directors an irrevocable proxy to vote these shares. (Refer to "Transactions with Management and Others" below.)

(4)  316,199 common shares owned by Steel Partners II, L.P. Steel Partners, L.L.C., the general partner of Steel Partners
       II, L.P., and Mr. Warren G. Lichtenstein, the sole executive officer and managing member of Steel Partners, L.L.C., are also beneficial owners of the shares. This information was obtained from a Schedule 13D filed with the SEC by
       Steel Partners II, L.P., and Mr. Lichtenstein.

(5)  269,340 common shares owned directly by Mr. Lorber. This information was obtained from a Schedule 13D filed with the SEC on January 27, 2000, by Mr. Lorber.

Security Ownership of Management

         The following table shows the number of shares of Common Stock beneficially owned by each director, each named executive officer, and by all directors and officers as a group as of October 10, 2001, and the percentage of the total shares of Common Stock outstanding on October 10, 2001, owned by each individual and by the group shown in the table. Individuals have sole voting and investment power over the stock shown unless otherwise indicated in the footnotes:

               Name of Individual or                        Amount and Nature of        Percent of
                 Identity of Group                         Beneficial Ownership(2)        Class
                 -----------------                         -----------------------        -----
Louis V. Aronson II .................................              875,899 (3)           25.1%  (3)
Robert A. Aronson ...................................                6,995                      (1)
Erwin M. Ganz .......................................               29,642 (3)                  (1)(3)
I. Leo Motiuk .......................................                2,500                      (1)
Gerard J. Quinnan ...................................                3,500                      (1)
Justin P. Walder ....................................               50,003                1.4%
Saul H. Weisman .....................................               15,343                      (1)
Daryl K. Holcomb ....................................               37,770                1.1%
All directors and officers as a group
(nine (9) individuals including
those named above) ..................................            1,022,852               29.2%

_______________________________

(1)  Shares owned beneficially are less than 1% of total shares outstanding.

(2)  Shares listed as owned beneficially include 51,500 shares subject to option under the Ronson Corporation 1996
       Incentive Stock Option Plan as follows:

                                                            Number of
                                                          Common Shares
                                                          Under Option
                                                          ------------
Louis V. Aronson II ...........................              30,000
Justin P. Walder ..............................               7,000
Daryl K. Holcomb ..............................              14,500
All directors and officers as a group
 (nine (9) individuals including
 those named above) ...........................              51,500

(3)  Does not include 171,300 shares of issued Common Stock owned by the Retirement Plan. The shares held by the
       Retirement Plan are voted by the Retirement Plan's trustees, Messrs. L.V. Aronson and Ganz. If the shares held by the Retirement Plan were included in Mr. L.V. Aronson's beneficial ownership, Mr. L.V. Aronson's beneficial ownership would be 1,047,199 shares, or 30.0% of the class. If the shares held by the Retirement Plan were included in Mr. Ganz's beneficial ownership, Mr. Ganz's beneficial ownership would be 200,942 shares, or 5.8% of the class.

1.    ELECTION OF DIRECTORS

         Pursuant to the Company's Certificate of Incorporation and Bylaws, three (3) directors are to be elected at this year's Meeting to fill Class II director positions that will expire with the 2004 Annual Meeting of Stockholders. The Nominating Committee of the Board has nominated Messrs. Robert A. Aronson, Erwin M. Ganz and Justin P. Walder for election as Class II directors.

         Proxies will be voted for the election of such nominees unless contrary instructions are set forth on the proxy.

         The Board of Directors recommends that stockholders vote FOR the three nominated directors to fill the Class II positions, and signed proxies returned unmarked will be voted FOR the nominated directors.

         The following table contains information regarding the present Board, including information regarding the nominees for election, who are currently directors of the Company:

                                                                  Positions and Offices with Company
                                                                  Presently Held (other than that of
                                                    Term as       Director); Business Experience During
                                  Period Served     Director      Past Five Years (with Company unless
Name of Director           Age    as Director       Expires       otherwise noted)
----------------           ---    -----------       -------       -------------------------------------
Louis V. Aronson II ....   78     1952 -            2002          President and Chief Executive Officer;
                                  Present                         Chairman of Executive Committee;
                                                                  Member of Nominating Committee.

Robert A. Aronson ......   52     1993 -            2001          Member of Audit Committee;
                                  Present                         Managing Member of Independence Leather,
                                                                  L.L.C., Mountainside, NJ,1996 to present; son
                                                                  of the President & Chief Executive Officer of
                                                                  the Company.

Erwin M. Ganz ..........   72     1976 -            2001          Member of Executive Committee and
                                  Present                         Nominating Committee; Consultant for the
                                                                  Company,  1994-present;  Executive  Vice
                                                                  President-    Industrial     Operations,
                                                                  1975-1993;   Chief  Financial   Officer,
                                                                  1987-1993.

I. Leo Motiuk ..........   56     Dec. 1999 -       2002          Attorney; Former partner in Shanley & Fisher,
                                  Present                         P.C., Attorneys at Law, Morristown, NJ.

Gerard J. Quinnan ......   73     1996 -            2003          Member of Audit Committee;
                                  Present                         Consultant for the Company, 1990-present;
                                                                  Vice President-General Manager of Ronson
                                                                  Consumer Products Corporation, 1981-1990.

Justin P. Walder .......   65     1972 -            2001          Secretary; Assistant Corporation Counsel;
                                  Present                         Member of Executive Committee and
                                                                  Nominating Committee; Principal in
                                                                  Walder, Hayden & Brogan, P.A., Attorneys
                                                                  at Law, Roseland, NJ.

Saul H. Weisman ........   75     1978 -            2003          Member of Executive Committee and Audit
                                  Present                         Committee; Retired President, Jarett Industries,
                                                                  Inc., Cedar Knolls, NJ, the principal business
                                                                  of which is the sale of hydraulic and pneumatic
                                                                  equipment to industry, 1955-1997.

         No director also serves as a director of another company registered under the Securities Exchange Act of 1934.

         The following table sets forth certain information concerning the executive officers of the Company:

                                                            Positions and Offices
                                     Period Served             with Company;
Name                         Age      as Officer            Family Relationships
----                         ---      ----------            --------------------
Louis V. Aronson II .....    78      1953 - Present      President and Chief Executive Officer;
                                                         Chairman of the Executive Committee;
                                                         Director.

Daryl K. Holcomb ........    50      1996 - Present      Vice President & Chief Financial Officer,
                                                         Controller & Treasurer;

                                     1993 - 1996         Chief Financial Officer,
                                                         Controller & Treasurer;

                                     1988 - 1993         Controller & Treasurer; None.

Justin P. Walder ........    65      1989 - Present      Secretary;
                                     1972 - Present      Assistant Corporation Counsel; Director; None.

         Messrs. L.V. Aronson and Holcomb have been employed by the Company in executive and/or professional capacities for at least the five year period immediately preceding the date hereof. Mr. Walder has been Secretary, Assistant Corporation Counsel and Director of the Company and a principal in Walder, Hayden & Brogan, P.A., Attorneys at Law, for at least the five year period preceding the date hereof.

Certain Relationships and Related Transactions

         Refer to Compensation Committee Interlocks and Insider Participation below for information in response to this item.

         During the year ended December 31, 2000, no director or officer of the Company was indebted to the Company or its subsidiaries.

BOARD OF DIRECTORS

         The Board of the Company held six (6) regular meetings during 2000. During the year 2000, each of the directors in office, including those standing for reelection, attended more than 75% of the total number of meetings of the Board and Committees on which he served.

         The Board currently has three standing Committees: Executive, Nominating, and Audit.

         The Executive Committee consists of four individuals: Messrs. L.V. Aronson (Chairman), Ganz, Walder and Weisman. The Executive Committee is empowered to exercise all the powers of the Board when the Board is not in session or when a quorum of the Board does not attend a meeting properly called, except that it shall not act in conflict with any action or position previously taken by the Board nor take certain other actions reserved to the Board. The Executive Committee met eight (8) times during 2000.

         The Nominating Committee consists of three individuals: Messrs. L.V. Aronson, Ganz and Walder. The Nominating Committee makes recommendations to the Board concerning the composition of the Board, including its size and the qualification of its membership. It also recommends nominees to fill vacancies or new positions on the Board and a slate of directors to serve as the Board's nominees for election by the stockholders at the Annual Meeting. The Nominating Committee met one (1) time during 2000. Nominations for the election of directors may be made by stockholders entitled to vote in the election of directors, provided the stockholders give timely Notice thereof in writing to the Secretary of the Company. To be timely, such Notice must be delivered to, or mailed by United States Postal Service certified first class, postage prepaid, and received at the principal executive offices of the Company (1) with respect to an election at the 2002 Annual Meeting of Stockholders (a) not later than August 29, 2002, ninety (90) days prior to the first anniversary of the 2001 Annual Meeting, or (b) in the event the date of the Annual Meeting is more than sixty (60) days before such anniversary date, not later than ten (10) days after the earlier of the date on which public announcement of the date of such Meeting is first made by the Company or the date the Company first mails Notice of such Meeting to stockholders, and (2) with respect to an election to be held at a Special Meeting of Stockholders, not later than ten (10)

days after the earlier of the date on which public announcement of such Meeting is first made by the Company or the date the Company first mails to stockholders Notice of the Special Meeting.

Audit Committee

         Beginning this year, the Securities and Exchange Commission requires each publicly-registered company to include in its annual proxy statement certain information about its audit committee and a report from that committee. This newly-required information and report are set forth below.

Information about the Company's Audit Committee and its Charter

         The Audit Committee consists of three individuals: Messrs. R.A. Aronson, Quinnan, and Weisman. Mr. Ganz was a member of the Audit Committee until May 2001. The Audit Committee met one (1) time during 2000.

         The Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is included as Appendix A at the end of this proxy statement. Each member of the Audit Committee, except Mr. R.A. Aronson, is independent, as that term is defined in the listing standards of the National Association of Securities Dealers relating to audit committees.

Report of the Audit Committee

         March 8, 2001

         To the Board of Directors of Ronson Corporation:

         We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committee", as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

Robert A. Aronson Erwin M.Ganz Saul H. Weisman

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The Summary Compensation Table presents compensation information for the years ended December 31, 2000, 1999 and 1998 for the Chief Executive Officer and the other executive officers of the Company.

SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                                                     Compensa-        All
                                              Annual Compensation      tion          Other
                                              -------------------    ---------      Compen-
                                              Salary       Bonus     Options/       sation
Name and Principal Position        Year        ($)        ($) (1)    SARS (#)       ($) (2)
---------------------------        ----      --------    --------    --------       -------
Louis V. Aronson II                2000      $566,466    $ 47,990        --         $13,150
  President and Chief              1999       529,408      42,484      7,500         12,950
  Executive Officer                1998       494,773      51,535        --          11,204

Daryl K. Holcomb                   2000       148,500      17,293        --           3,266
  Vice President and               1999       138,500      14,800      4,500          3,119
  Chief Financial Officer,         1998       127,500      17,929        --           2,805
  Controller and Treasurer

Justin P. Walder                   2000        80,104         --         --           1,602
  Secretary and                    1999        77,708         --       2,000          1,554
  Assistant Corporation Counsel    1998        74,583         --         --           1,492

_______________________________

(1)  The compensation included in the bonus column is an incentive payment resulting from the attainment by the Company's operating subsidiaries of certain levels of net sales and profits before taxes.

(2)  In 2000 All Other Compensation included matching credits by the Company under its Employees' Savings Plan
       (Mr. L.V. Aronson, $3,400; Mr. Holcomb, $3,266; and Mr. Walder, $1,602); and the cost of term life insurance included in split-dollar life insurance policies (Mr. L.V. Aronson, $9,750).

OPTION GRANTS IN LAST FISCAL YEAR

         None.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table summarizes, for each of the named executive officers, options exercised during the year and the number of stock options unexercised at December 31, 2000. "In-the-money" options are those where the fair market value of the underlying securities exceeds the exercise price of the options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                   Number of
                    Shares                                                       Value of
                   Acquired                          Number of                 In-the-Money
                      on          Value          Unexercised Options            Options at
Name               Exercise    Realized (1)    at FY-End Exercisable (2)    FY-End Exercisable (3)
----               --------    ------------    -------------------------    ----------------------
L.V. Aronson II       --        $   --                30,000                     $   --
D.K. Holcomb        5,500         2,577               14,500                         --
J.P. Walder           --            --                 7,000                         --

_______________________________

(1)  The value realized equals the market value of the common stock acquired on the date of exercise minus the exercise price.

(2)  The options held by the named executive officers at December 31, 2000, are exercisable at any time and expire on
       June 26, 2001 and December 7, 2004. On June 26, 2001, options held by the named executive officers expired. On
       July 6, 2001, 37,500 new options were granted to the named executive officers under the Ronson Corporation 1996
       Stock Option Plan. These options are exercisable at any time after January 6, 2002, and expire on July 6, 2006.

(3)  The value of the unexercised options was determined by comparing the average of the bid and ask prices of the
       Company's Common Stock at December 31, 2000, to the option prices.

LONG-TERM INCENTIVE PLANS

         None.

PENSION PLAN

         No named executive is a participant in a defined benefit pension plan of the Company.

COMPENSATION OF DIRECTORS

         Directors who are not officers of the Company receive an annual fee of $8,500 and, in addition, are compensated at the rate of $650 for each Board meeting actually attended and $400 for each Committee meeting actually attended. Officers of the Company receive no compensation for their services on the Board or on any Committee.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

         Mr. L.V. Aronson is a party to an employment contract with the Company dated September 21, 1978, which, as amended on July 24, 1980, July 1, 1982, October 11, 1985, July 7, 1988, May 10, 1989, August 22, 1991, May 22, 1995, June 11, 1997, December 17, 1998 and September 19, 2001, provides for a term expiring December 31, 2004. The employment contract provides for the payment of a base salary which is to be increased 7% as of January 1 of each year. It also provides that the Company shall reimburse Mr. L.V. Aronson for expenses, provide him with an automobile, and pay a death benefit equal to two years' salary. During 1990 Mr. L.V. Aronson offered and accepted a 5% reduction in his base salary provided for by the terms of his employment contract, and, in addition, a 7% salary increase due January 1, 1991, under the terms of the contract was waived. During 1992 also, Mr. L.V. Aronson offered and accepted a 7% reduction in his base salary. Effective September 1, 1993, Mr. L.V. Aronson offered and accepted a further 5% reduction in his base salary. Under the employment contract, Mr. L.V. Aronson's full compensation will continue in the event of Mr. L.V. Aronson's disability for the duration of the agreement or one full year, whichever is later. The employment contract also provides that if, following a Change in Control (as defined in the employment contract), Mr. L.V. Aronson's employment with the Company terminated under prescribed circumstances as set forth in the employment contract, the Company will pay Mr. L.V. Aronson a lump sum equal to the base salary (including the required increases in base salary) for the remaining term of the employment contract.

REPRICING OF OPTIONS

         No options were repriced during the year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of the Company, as a whole, provides overall guidance of the Company's executive compensation program. All members of the Board participate in the review and approval of each of the components of the Company's executive compensation program described below, except that no director who is also a Company employee participates in the review and approval of his compensation. Directors of the Company who are also current employees of the Company are Messrs. L.V. Aronson and Walder. Directors of the Company who are also former employees of the Company are Messrs. R.A. Aronson, whose employment with the Company ceased in 1987, Ganz, who retired from the Company in 1993, and Quinnan, who retired from Ronson Consumer Products in 1990. Mr. Ganz has a consulting agreement with the Company for the period ending December 31, 2002, which is cancellable at any time by either party with 180 days notice and, effective January 1, 2001, provides compensation at the annual rate of $87,500 for the years ending December 31, 2001 and 2002, plus participation in the Company's health and life insurance plans and the use of an automobile. In the year ended December 31, 2000, Mr. Ganz was compensated $83,000 for his services. Mr. Quinnan has a consulting agreement with the Company for the period ending December 31, 2002, which is cancellable at any time by either party with 60 days notice. The agreement provides that Mr. Quinnan perform consulting services for the Company, Ronson Consumer Products, and Prometcor at a specified daily rate. In 2000 Mr. Quinnan was compensated $41,088 for his services and was provided the use of an automobile.

         During the year ended December 31, 2000, the Company and Ronson Consumer Products were provided printing services by Michael Graphics, Inc., a New Jersey corporation, amounting to $82,077. A greater than 10% shareholder of Michael Graphics, Inc. is the son-in-law of the Company's President, who also serves as a director.

         During the year ended December 31, 2000, the Company, Ronson Consumer Products, Ronson Aviation and Prometcor retained the firm of Walder, Hayden & Brogan, P.A., Attorneys at Law, to perform legal services in the amount of $40,787. Justin P. Walder, a principal in that firm, is a director and officer of the Company.

         Management believes that the terms received by the Company in these transactions are as favorable to the Company as the Company could receive from an unaffiliated third party.

TRANSACTIONS WITH MANAGEMENT AND OTHERS(other than those reported above)

         In October 1998 the Company entered into a consulting agreement with Mr. Carl W. Dinger III, a 5% shareholder of the Company. The agreement provided that Mr. Dinger perform certain consulting services for the Company for a period of 18 months at a fee of $4,500 per month. The agreement expired on April 7, 2000. On March 6, 2000, the Company and Mr. Dinger entered into a new consulting agreement, effective with the expiration of the original agreement, which provides that Mr. Dinger will continue to perform consulting services for the Company for a period of 48 months at a fee of $7,000 per month. During the year ended December 31, 2000, Mr. Dinger was compensated $76,500 under the agreements.

         In October 1998 Mr. Dinger granted an option to the Company to purchase the 186,166 shares of the Company's Common Stock held by Mr. Dinger. The option was for a period of 18 months, which expired on April 7, 2000, and the exercise price of the option was $5.25 per share. The cost of the option was $5,500 per month for the period of the option or until exercised. On March 6, 2000, Mr. Dinger granted a new option to the Company, to purchase the 413,666 shares of the Company's Common Stock now held by Mr. Dinger. The option is for a period of 48 months. The exercise price of the option is $5.25 per share for the first two years, and the option price in the second two-year period is $7.50 per share. The cost of the option is $4,000 per month for the period of the option or until exercised. As part of the new option agreement, Mr. Dinger has granted the Board of Directors of the Company an irrevocable proxy to vote the optioned shares during the term of the option. On March 23, 2000, Mr. Dinger purchased 227,500 shares of newly issued restricted Common Stock of the Company at a price of $2.50 per share. The Company incurred a cost for the options of $52,500 during the year ended December 31, 2000.

REPORT ON EXECUTIVE COMPENSATION

         As stated above, the Board, as a whole, provides overall guidance of the Company's executive compensation program. The program covers the named executive officers, all other executive officers and other key employees. The program has three principal components: base salary, annual cash incentives under the Company's Management Incentive Plan ("MIP"), and stock options under the Company's Incentive Stock Option Plans ("ISO Plans"). Mr. L.V. Aronson's base salary is determined by the terms of his employment contract discussed above, except for the reductions which have been offered and accepted from time to time by Mr. L.V. Aronson. The amendments, also detailed above, to Mr. L.V. Aronson's employment contract and the reductions offered and accepted from time to time by Mr. L.V. Aronson have been reviewed and approved by the Board. The Board also reviews and approves the salaries of all of the other executive officers. Prior to the beginning of the fiscal year, the Board reviews and approves which employees participate in the Company's MIP and the criteria which will determine the cash awards under the plan to the participants after the close of the fiscal year. The Board also reviews and approves all awards under the Company's ISO Plans.

         The base salaries are intended to meet the requirements of the employment contract in effect for Mr. L.V. Aronson and to fairly compensate all the officers of the Company for the effective exercise of their responsibilities, their management of the business functions for which they are responsible, their extended period of service to the Company and their dedication and diligence in carrying out their responsibilities for the Company and its subsidiaries. In 2000 and prior years, increases have been granted to Mr. L.V. Aronson in accordance with terms of the employment contract, except for the above mentioned salary reductions offered and accepted from time to time by him. In 2000 and prior years, the Board, after review, has approved increases to the other executive officers.

         The Company's MIP is based on the financial performance of the Company's subsidiaries and is adopted annually, after review, for the ensuing year by the Board. Each year the Board sets the formula for determining incentive compensation under the MIP for the Company and each subsidiary based upon (1) the amount net sales exceed thresholds established by the Board and (2) pretax profits as a percent of net sales. The Board determines who of the Company's and its subsidiaries' key employees are eligible to participate in the MIP and what each employee's level of participation may be. The thresholds set by the Board must be met by the end of the fiscal year in order for each eligible employee to receive an award under the MIP for that year.

         The stock options granted under the Company's ISO Plans are designed to create a proprietary interest in the Company among its executive officers and other key employees and reward these executive officers and other key employees directly for appreciation in the long-term price of the Company's Common Stock. The ISO Plans directly link the compensation of executive officers and other key employees to gains by the stockholders and encourages the executive officers and other key employees to adopt a strong stockholder orientation in their work. In 2000, 2,500 options were granted to key employees of the Company.

         The above report is presented by the Board of Directors:

Louis V. Aronson II Robert A. Aronson Erwin M. Ganz I. Leo Motiuk	Gerard J. Quinnan Justin P. Walder Saul H. Weisman

PERFORMANCE GRAPH

         The following line graph compares the yearly percentage change in the cumulative total stockholder returns on the Company's Common Stock during the five fiscal years ended December 31, 2000, with the cumulative total returns of the NASDAQ Stock Market (U.S. Companies) Index and the Russell 2000 Index.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS AMONG THE COMPANY, NASDAQ
STOCK MARKET INDEX AND RUSSELL 2000 INDEX

[GRAPHIC -- PERFORMANCE GRAPH -- Plotted to points in table listed below]

                                      VALUE AS OF DECEMBER 31,

                  1995         1996         1997        1998          1999         2000
                  ----         ----         ----        ----          ----         ----
RONSON CORP      100.00        64.17        68.33       83.33         58.75        33.33

NASDAQ           100.00       123.03       150.68      212.45        394.81       237.43

RUSSELL 2000     100.00       116.49       142.54      138.91        168.44       163.35

         This graph assumes that $100 was invested in the Company's Common Stock on December 31, 1995, in the NASDAQ Stock Market (U.S. Companies) Index and in the Russell 2000 Index, and that dividends are reinvested.

         The Company has determined that it is not possible to identify a published industry or line-of-business index or a peer group of companies since the Company has two distinct lines of business. The Company has selected the Russell 2000 Index since it is composed of companies with small capitalizations.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Under SEC rules, the Company is required to review copies of beneficial ownership reports filed with the Company which are required under Section 16(a) of the Exchange Act by officers, directors and greater than 10% beneficial owners. Based solely on the Company's review of forms filed with the Company, the Company believes that no information is required to be reported under this item.

2.    APPROVAL OF THE RONSON CORPORATION 2001 INCENTIVE STOCK OPTION PLAN.

         In 1987 the Company adopted the Ronson Corporation 1987 Incentive Stock Option Plan (the "1987 Plan"), which authorized the grant of options to purchase an aggregate of 66,666 shares of Common Stock on terms which would qualify the recipients of the options for favorable federal income tax treatment. In 1996 the Company adopted the Ronson Corporation 1996 Incentive Stock Option Plan (the "1996 Plan"), which authorized the grant of options to purchase an aggregate of 100,000 shares of Common Stock on terms which would qualify the recipients of the options for favorable federal income tax treatment. All of the options authorized pursuant to the 1987 and 1996 Plans have been granted.

         The Board believes that the 1987 and 1996 Plans have been successful in their objectives of helping to attract and retain qualified executive and other key personnel and improving the morale of such personnel by providing appropriate incentives for achievement, and the Board further considers it important for the future success of the Company to continue to grant stock options for these purposes. Since no more options are authorized under the 1987 and 1996 Plans, the Board has therefore adopted, subject to stockholder approval, the Ronson Corporation 2001 Incentive Stock Option Plan (the "2001 Plan"), which authorizes the grant of options to purchase up to an aggregate of 125,000 shares of Common Stock, on terms substantially the same as those of the 1996 Plan. If the stockholders do not approve the 2001 Plan, any options granted thereunder shall become null and void. A copy of the 2001 Plan is included as Appendix B at the end of this proxy statement.

Shares Subject to the Plan

         Options to purchase an aggregate maximum of 125,000 shares of the Company's Common Stock can be granted under the 2001 Plan. Available shares include shares which are authorized but unissued or which are held by the Company as treasury stock. No options have been granted under the 2001 Plan as of this date.

         If any option terminates or expires without having been exercised in full, the stock not purchased under such option shall again be available for the purposes of the 2001 Plan.

         If any change is made in the stock subject to the 2001 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), appropriate adjustment shall be made by the Board as to the maximum number of shares subject to the 2001 Plan, and the number of shares and price per share of stock subject to outstanding options.

Eligibility

         Options may be granted to directors, officers, and other key employees of the Company or any of its subsidiaries.

         The Board has not yet determined the approximate number of directors, officers and/or key employees to whom the options available under the 2001 Plan may be granted.

         The grant of options to eligible directors and employees is determined by the Board. However, no individual director is permitted to participate in the consideration or approval of any transactions under the 2001 Plan in which he is also interested in his capacity as a director or employee. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which options are exercisable for the first time by any director or employee during any calendar year may not exceed $100,000.

Term of Options

         The full term of each option shall be for such period as the Board shall determine, but in no event shall such period exceed five years from the date such option may be granted. The options are not exercisable for a period of six months, and the Board may provide that options granted under the 2001 Plan may not be exercisable for a specified longer period following their grant.

Option Price

         The exercise price of each option is the market price of the option shares at the close of trading on the date such option is granted, unless the director or employee owns stock possessing more than 10% of the total combined voting power of all the Common Stock, in which case the option price is 110% of the market price.

Exercise of Options

         Pursuant to the 2001 Plan, options must be exercised before the date upon which the optionee terminates employment from the Company (one year if employment terminates because of death or disability). Payment for shares may be tendered in cash or shares of the Common Stock of the Company or any combination thereof. In accordance with the Internal Revenue Code, options may be exercised even though there may be outstanding previously granted options. No option may be transferred by the director or employee except by will or otherwise upon his death.

Duration and Modification

         The 2001 Plan was adopted, subject to stockholder approval, on August 16, 2001. If approved, it will remain in force until August 16, 2011. The Board may terminate or from time to time suspend or amend the 2001 Plan, except that no amendment may, without approval of the stockholders of the Company, (a) increase the aggregate number of shares as to which options may be granted under the 2001 Plan, (b) change the minimum option exercise price, (c) increase the maximum period during which options may be exercised or (d) extend the effective period of the 2001 Plan.

Federal Income Tax Consequences

         There is no taxable income to an employee when an option under the 2001 Plan is granted to him or when that option is exercised; however, the amount by which the Fair Market Value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. If any optionee exercises an option and does not dispose of the shares within two years after the date of the grant of the option nor within one year of the date the shares were transferred to the optionee, any gain realized upon disposition will be taxable to the optionee as a long-term capital gain and the Company will not be entitled to any deduction. However, if the optionee does not satisfy the applicable holding periods, the employee may recognize ordinary income depending on the value of the stock on the date of sale or other disposition. The Company will be entitled to a deduction only to the extent the employee must recognize ordinary income.

         The above description of the 2001 Plan does not purport to include all of the terms of the 2001 Plan which is hereby incorporated by reference.

Recommendation of the Board of Directors

         The Board of Directors recommends that stockholders vote FOR approval of the Ronson Corporation 2001 Incentive Stock Option Plan, and signed proxies returned unmarked will be voted FOR approval.

3.    INDEPENDENT AUDITORS

         Demetrius & Company, L.L.C., has been selected and is recommended to stockholders for ratification as auditors for the year ending December 31, 2001. A representative of Demetrius & Company, L.L.C. is expected to attend the Meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Meeting.

         The Board of Directors recommends that stockholders vote FOR the ratification of the selection of Demetrius & Company, L.L.C.

FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT AUDITORS

         The fees billed for services provided to the Company by Demetrius & Company, L.L.C., for the year 2000 were as follows:

Audit services ............................................  $ 73,300
Financial information systems services ....................        --
All other services, primarily related to income taxes .....    14,012

         The Audit Committee has determined that the provision of the services covered under the caption All Other Services above is compatible with maintaining Demetrius & Company, L.L.C.'s independence.

FINANCIAL STATEMENTS

         For financial statements of the Company and its subsidiaries, stockholders are requested to refer to the Company's Annual Report for 2000 sent to stockholders in April 2001.

MISCELLANEOUS

         Financial and other reports will be presented at the Meeting, and minutes of the previous meeting of stockholders will be made available for inspection by stockholders present at the Meeting, but it is not intended that any action will be taken in respect thereof.

         At the time of filing this proxy statement with the SEC, the Board was not aware that any matters not referred to herein would be presented for action at the Meeting. If any other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgement of the persons voting them. It is also intended that discretionary authority will be exercised with respect to the vote on any matters incident to the conduct of the Meeting.

         Proposals by stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company no later than June 27, 2002, in order to be included in the proxy statement and on the form of proxy which will be solicited by the Board in connection with that meeting.

Justin P. Walder Secretary

Date: October 25, 2001

         Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Meeting, the Company will provide without charge a copy of its Annual Report on Form 10-KSB as filed with the SEC for the year 2000.

CHARTER AND POWERS OF THE AUDIT COMMITTEE

The charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

o     Inquire into and consider that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

o     Inquire into and consider that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

o     Inquire into and consider that management has established and maintained processes to assure compliance by the
       Company with all applicable laws, regulations and Company policy.

The Audit Committee shall have the following specific powers and duties:

1.     Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

2.     Creating an agenda;

3.     Inquiring into and considering the performance and independence of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

4.     Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants' annual engagement letter; directing the special attention of the auditors to specific matters or areas deemed by the
        Committee or the auditors to be of special significance, if any; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

5.     Discuss with management and the independent accountants significant risks and exposures, audit activities and significant audit findings;

6.     Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

7.     Discussing the Company's audited annual financial statements and the independent accountants' opinion referred with respect to such financial statements, including discussing the nature and extent of any significant changes in accounting principles or the application therein;

8.     Inquiring into and considering the adequacy of the Company's systems of internal control;

9.     Obtaining from the independent accountants their written recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

10.   Providing an independent, direct communication between the Board of Directors and independent accountants;

11.    Inquiring into and considering the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

12.    Inquiring into and considering the procedures established by the Company that monitor the compliance by the
        Company with its loan and indenture covenants and restrictions;

13.    Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

14.    Maintaining minutes or other records of meetings and activities of the Audit Committee;

15.    Discuss the powers of the Committee annually and reporting and making recommendations to the Board of
         Directors on these responsibilities;

16.    Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities.
         The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation;

17.    Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

A-1

RONSON CORPORATION
2001 INCENTIVE STOCK OPTION PLAN

ARTICLE I

GENERAL

1.01.  Purpose.

         This 2001 Incentive Stock Option Plan (the "Plan") is intended to provide a method whereby directors and key employees of Ronson Corporation and its subsidiaries (The"Company") who are largely responsible for the management, growth and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company, thus increasing their proprietary interest in the business, providing them with greater incentive, encouraging their continued employment and promoting the interests of the Company and its shareholders. Accordingly, the Company will, from time to time during the effective period of this Plan, grant to such directors and employees, as may be selected in the manner provided below, options to purchase shares of the Common Stock of the Ronson Corporation ("Common Stock") subject to the conditions specified in this Plan.

         This Plan is intended to qualify as an Incentive Stock Option Plan under the Code, and it is intended that any ambiguities contained herein be resolved accordingly.

1.02.  Administration.

         (a) The Plan shall be administered by the Board of Directors (the "Committee") of Ronson Corporation as constituted from time to time. Each director who is eligible to participate in the Plan shall abstain from consideration or voting related to an option grant to that director, or any amendment of a previously granted option already held by that director.

         (b) Subject to the provisions of the Plan and applicable legal requirements, the Committee shall have full and final authority in its discretion (i) to determine the employees to be granted ISO's (as defined in Section 2.01); (ii) to determine the number of shares of Common Stock subject to each ISO; (iii) to determine the time or times at which ISO's will be granted; (iv) to determine the option price of the shares of Common Stock subject to each ISO; (v) to determine the time or times when each ISO becomes exercisable and the duration of the exercise period; (vi) to prescribe the form or forms of the instruments evidencing any ISO's granted under the Plan (which forms shall be consistent with this Plan but need not be identical); (vii) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (viii) to construe and interpret the Plan, the rules and regulations and the instruments evidencing ISO's granted under the Plan; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan, and, in general, to exercise full and final authority over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

         (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

         (d) One or more individuals (who need not be members of the Committee) may be appointed by the Committee as administrator of the Plan ("Administrator") to perform such non-discretionary administrative duties in connection with the Plan as may be delegated to the Administrator from time to time by the Committee.

1.03.  Eligibility for participation.

         Participants in the Plan shall be selected by the Committee from the directors, executive officers and other key employees of the Company who occupy responsible positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection, and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

1.04.  Aggregate Limitation on Awards.

         (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock. The maximum number of shares of Common Stock which may be issued under the Plan shall be 125,000.

         (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

              (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an ISO; and

              (ii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an ISO.

         (c) any shares of Common Stock subject to an ISO which, for any reason, is terminated unexercised or expires shall again be available for issuance under the Plan.

1.05.  Effective Date and Term of Plan.

         (a) The Plan shall become effective on the date on which it is adopted by the Board of Directors of the Ronson Corporation (the "Effective Date"), provided, however, that if the Plan is not approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 2001 Annual Meeting of Shareholders of Ronson Corporation, the Plan and any ISO's granted thereunder shall terminate.

         (b) No awards shall be made under the Plan after the date which is ten years after the Effective Date; provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

ARTICLE II

INCENTIVE STOCK OPTIONS

2.01.  Award of Incentive Stock Options.

         The Committee may, from time to time, and subject to the provisions of the Plan and other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Code) ("ISO's") to purchase for cash or shares the number of shares of Common Stock allotted by the Committee. The date that an ISO is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

2.02.   Incentive Stock Option Agreements.

         The grant of an ISO shall be evidenced by a written agreement ("ISO Agreement"), executed by the Company and the holder of the ISO (the "optionee"), stating the number of shares of Common Stock subject to the ISO evidenced thereby, and in such form as the Committee may from time to time determine.

2.03.  Option Price.

         The option price per share of Common Stock deliverable upon the exercise of an ISO shall be 100% of the fair market value of a share of Common Stock on the date the ISO is granted; provided, however, that in the case of an optionee who, at the time an ISO is granted to him, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Ronson Corporation or any parent or subsidiary of Ronson Corporation, the option price per share shall be at least 110% of such fair market value.

2.04.  Term and Exercise.

         Unless otherwise provided by the Committee in the applicable ISO Agreement, each ISO shall be fully exercisable six (6) months from the date of its grant and may be exercised during a period of five (5) years from the date of grant thereof (the "option term"). No ISO shall be exercisable after the expiration of its option term.

2.05.  Manner of Payment.

         Each ISO Agreement shall set forth the procedure governing the exercise of the ISO granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to the Company, in full, the option price for such shares with cash or, if authorized by the Committee in its discretion, with shares of Common Stock owned by such optionee having a fair market value equal to the option price of the shares as to which the ISO is being exercised.

2.06.  Maximum Amount of ISO Grant.

         The aggregate fair market value (determined on the date the option is granted) of Common Stock, with respect to which (i) ISO's granted to an optionee under the Plan and (ii) incentive stock options granted to such optionee under any other plan of the Company become exercisable for the first time during any calendar year, shall not exceed $100,000.00.

2.07.  Death of Optionee.

         Upon the death of the optionee, any ISO exercisable on the date of death may be exercised by the optionee's estate or by a person who acquires the right to exercise such ISO by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs within both the remaining option term of the ISO and one year after the optionee's death.

2.08.  Disability, Retirement or Termination of Employment by Company .

         Upon the termination of the optionee's employment by reason of disability (as described in Section 22(e)(3) of the Code), retirement (at such age or upon such conditions as shall be specified by the Committee), or decision by the Company to terminate the optionee's employment ("Company Termination"), the optionee may, within (i) twelve months after the date of termination of employment due to disability or (ii) three months after the date of termination of employment due to retirement or Company termination, exercise any ISO's to the extent such ISO's were exercisable as of the date as of such termination of employment.

2.09.  Termination for Other Reasons.

         Except as provided in Sections 2.07 and 2.08, or except as otherwise determined by the Committee, all ISO's shall terminate upon the termination of the optionee's employment.

ARTICLE III
MISCELLANEOUS

3.01.  General Restriction.

         Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state of federal law, or (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been affected or obtained free of any conditions not acceptable to the Committee.

3.02.  Non-Assignability.

         No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

3.03.  Withholding Taxes.

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

3.04.  Right toTerminate Employment.

         Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

3.05.  Non-Uniform Determinations.

         The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards, and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

3.06.  Rights as a Shareholder.

         The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

3.07.  Definitions.

         In this Plan the following definitions shall apply:

         (a) The terms "parent" and "subsidiary" shall have the respective meanings ascribed to the terms "parent corporation" and "subsidiary corporation" under Sections 424(e) and (f) of the Code.

         (b) "Code" shall refer to the Internal Revenue Code of 1986, as amended from time to time, and reference to a Section of the Code shall include such Section as it is currently in force or as it may from time to time be amended or to any analogous successor provision.

         (c) "Fair market value" as of any date and in respect of any share of Common Stock means the average of the closing bid and asked prices on such date (or, if shares of Common Stock shall not have been traded on such date, on the first immediately preceding day on which shares of Common Stock were traded) as reported in the consolidated trading tables of The Wall Street Journal (presently the Nasdaq SmallCap Market) or any other publication selected by the Committee; provided that, if shares of Common Stock shall not have been traded on the Nasdaq SmallCap Market or other recognized market for more than ten (10) days immediately preceding such date, or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate.

3.08.  Adjustments.

         In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the committee may appropriately adjust the number of shares of Common Stock subject to ISO's theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

3.09.  Amendment of the Plan.

         (a) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend the Plan or condition or modify awards under the Plan in response to changes in tax, securities or other laws or rules, regulation or regulatory interpretations thereof applicable to the Plan or to comply with stock exchange rules or requirements.

         (b) the Committee may at any time, and from time to time, terminate, modify or amend the Plan in any respect, except that, without shareholder approval, the Committee may not (i) increase the maximum number of shares of Common Stock that may be issued under the Plan (other than increases pursuant to Section 3.08), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan. Except as provided in subsection (a), the termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his or her rights under an award previously granted to him or her.

[X]	PLEASE MARK VOTES
AS IN THIS EXAMPLE

REVOCABLE PROXY
RONSON CORPORATION
Corporate Park III, Campus Dr., P.O. Box 6707
Somerset, New Jersey 08875

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 27, 2001

         The undersigned, revoking all previous proxies, hereby appoints LOUIS V. ARONSON II, JUSTIN P. WALDER and ERWIN M. GANZ, and each of them, proxies of the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 10:00 a.m. (Eastern Standard Time) on November 27, 2001, at the Quality Inn, 1850 Easton Avenue, Somerset, New Jersey, and at any adjournment thereof, as indicated below on those matters described in the proxy statement and in accordance with their discretion on such other matters as may properly come before the meeting.

The Board of Directors RECOMMENDS
a vote "FOR" Items #1, 2 and 3.

1.	ELECTION OF DIRECTORS

Nominees:
Class II (terms expire at 2004 Annual Meeting of Stockholders):

Robert A. Aronson	Erwin M. Ganz	Justin P. Walder

For	Withhold	Except
[_]	[_]	[_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.  _____________________________________________

2.	To approve the Ronson Corporation 2001 Incentive Stock Option Plan.

For	Against	Abstain
[_]	[_]	[_]

3.	To ratify the appointment of DEMETRIUS & COMPANY, L.L.C., as independent auditors for the year 2001.

For	Against	Abstain
[_]	[_]	[_]

         This proxy is solicited on behalf of Ronson Corporation's Board of Directors.

Please be sure to sign and date this proxy in the box below.

______________________________________

Date __________________________________

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Stockholder(s) sign above
   Before signing, see statement on reverse side.

Detach above card, sign, date and mail in postage-paid envelope provided.

RONSON CORPORATION

          THIS PROXY WILL,WHEN PROPERLY EXECUTED, BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS MADE, PROXY WILL BE VOTED (1) FOR THE ELECTION OF ALL THREE (3) OF THE NOMINEES FOR DIRECTOR LISTED ON THIS PROXY; (2) FOR APPROVAL OF THE RONSON CORPORATION 2001 INCENTIVE STOCK OPTION PLAN; AND (3) FOR RATIFICATION OF THE APPOINTMENT OF DEMETRIUS & COMPANY, L.L.C., AS INDEPENDENT AUDITORS FOR THE YEAR 2001.
          Please sign your name (or names) exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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        THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS MADE, PROXY WILL BE VOTED (1) FOR THE ELECTION OF ALL THREE (3) OF THE NOMINEES FOR DIRECTOR LISTED ON THIS PROXY; (2) FOR APPROVAL OF THE RONSON CORPORATION 2001 INCENTIVE STOCK OPTION PLAN; AND (3) FOR RATIFICATION OF THE APPOINTMENT OF DEMETRIUS & COMPANY, L.L.C., AS INDEPENDENT AUDITORS FOR THE YEAR 2001.